Exhibit 99.1 GlobalX Investor Presentation MicroCap Club Conference September 16, 2022

Disclaimer The information contained herein, while obtained from sources we believe to be reliable, is not guaranteed as to accuracy or completeness. This Presentation is for information only and does not constitute an offer to sell or a solicitation to buy the securities referred to herein. No securities regulator or stock exchange has reviewed or accepted responsibility for the adequacy or accuracy of this Presentation. All figures in United States dollars unless indicated otherwise. This Presentation contains contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, future demand for block hours, increases in flight activity, expected future revenues and hours flown, positive operating income, the expected conversion, delivery and entry into service timelines for A321F aircraft, future demand and future A321 freighter transactions and future contract terms. In certain cases, forward-looking statements can be identified by the use of words such as plans , expects budget , scheduled , estimates , forecasts , intends , anticipates or variations of such words and phrases or statements that certain actions, events or results may , could , would , might or will be taken , occur or be achieved suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the Risk Factors section of the Company's reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements. This Presentation also contains future-oriented financial information and financial outlook information (collectively, “FOFI”) about future revenue and sales which are subject to the same assumptions, risk factors, limitations and qualifications as set forth in the above paragraphs. FOFI contained in this Presentation was made as of the date of this Presentation and was provided for the purpose of providing further information about GlobalX’s anticipated future business operations. Global disclaims any intention or obligation to update or revise any FOFI contained in this Presentation, whether as a result of new information, future events or otherwise, unless required pursuant to applicable law. FOFI contained in this Presentation should not be used for purposes other than for which it is disclosed herein. Such future-oriented production information is provided for the purpose of providing information about management's current expectations and plans relating to the future. Readers are cautioned that such outlook or information should not be used for purposes other than for which it is disclosed in this Presentation. 2

Global Crossing Airlines ("GlobalX") at a Glance

GlobalX is a high growth, aircraft operator with a unique and resilient business model serving the charter and cargo sectors

Company Overview

- GlobalX is a leading US Part 121, domestic and international charter airline
  - Serves both passenger charter (including government, sports and other passenger missions) and cargo markets
  - Headquartered in Miami, FL (MIA) with other key operating bases in Atlantic City (ACY) and Las Vegas (LAS)
- Currently, GlobalX operates a fleet of 7 aircraft (6 A320 / 1 A321) as of August 2022 and is projected to grow to 50 aircraft by 2025
  - Actively transitioning fleet towards equal mix between passenger and cargo aircraft
- Went public in June 2020 via IPO on the OTCQB Marketplace (JETMF: OTCQB) and on the Neo Exchange (JET: NEO; JET.B: NEO)

By the Numbers ($Millions)

$33.8 1st Half 2022 Revenue	**~$90** 2022E Revenue
EBITDAR Positive **2022E**	**9 / 2** 2022E Pax / Cargo Year-End Fleet Size
38% Insider Ownership	**Market Value Under $35M**



GLOBALX

Base Expansion Allows Greater Coverage to Potential Clients



Las Vegas
Atlantic City
Miami

- ✓ Expands customer reach
- ✓ Shorter ferry / reposition of aircraft
- ✓ More competitive with quotes

(1) Free cash flow defined as EBITDA less capex. Free cash flow conversion defined as free cash flow / EBITDA.

GLOBALX | 3

Significant Momentum Underpinned By Key Recent Accomplishments (1) Major GlobalX Milestones Over the Past Year Expanded Aircraft Increased Aircraft Recruited & Retained Fleet Utilization Experienced Pilots 7 2 5,600 38 Aircraft Under PAX Aircraft to be Block Hours Pilots Hired Operating Certificate Delivered in Q4’22 Flown & Trained Acquired Key Industry Certifications Expanded Expanded Flight Routes & Capacity Geographic Reach FLL 121 Flag Hangar Fully Funded / Domestic & Lease Agreement Approved Supplemental North Atlantic Tracks B50 Waters (Caribbean) (1) As of July 2022. 4

Unique & Differentiated Business Model With Clear Runway For Success An Improved Breed of Hybrid Charter Airline… ◼ Multi-flight, contract-based business provides predictable recurring revenues ◼ Largely insulated from economic cycles ─ Casino, VIP and Entertainment Tour flying are under multi-year contracts ─ Other large customer groups (i.e., U.S. military and NCAA teams) typically fly during all economic cycles ◼ High growth profile with attractive margins ◼ Pass-through economics isolate GlobalX from rising oil commodity price risk ◼ Cargo operations provide a diversified revenue stream … Capitalizing on Market Trends… ◼ The charter flight market has been expanding faster than the broader U.S. economy overall for the last 5 years ◼ The volume of charter flights have increased at a 2.7% CAGR since 2017 and charter flight industry is estimated to grow to approximately $27 billion in 2022 ◼ General shift of cargo markets towards air freight as consumers increasingly demand next day delivery … to Continue Executing Low-Cost Initiatives to Keep Up With Growing Demand ◼ Fleet Plan: Access to in demand aircraft under affordable long-term lease structures ─ Low-cost lease of A320 family of aircraft supports growth with low capital commitments while single family fleet reduces operating costs ◼ Training Plan: Dedicate assets and partner with local training centers to reduce the cost and time of training pilots and flight attendants ◼ Maintenance Plan: Execute on several long-term initiatives to ensure an efficient, low-cost operation ─ FLL Hangar Facility that can hold 3 A320s and provide maintenance access to a covered facility ─ Aero Inventory Management Program (“AIM”) to increase available net inventory at no net cost Source: IBIS World, IATA. 5

Shared Assets Maximize Efficiency GlobalX’s Business Lines Share Assets to Maximize Operating Leverage Charter Cargo Leading provider of narrow body charter, Long-term contracts with high providing turnkey charter service to margins and cashflows, leveraging shared stable customer base pilot pool Shared Foundational Assets Aircraft Pilots Leveraging Overhead Homogenous fleet of Airbus A320 aircraft Pilots serve across entire set of assets Lean operations supporting all assets 6

Further Capitalizing On The Cargo Opportunity Continuous Expansion into Favorable Cargo Market Dynamics ◼ The shrinking of the e-commerce delivery window is benefiting the air cargo Global Air Cargo Market Value ($Billions) industry as air freight remains the transportation mode that can best accommodate timely deliveries over medium- and long-range distances $201 $186 $172 ◼ The easing COVID restrictions in China and reduced disruption in global supply $159 $147 $136 $127 chains is favorable for world trade / air cargo volumes in the coming months $118 $110 ◼ GlobalX’s strategy to enter the cargo industry provides a greater diversity of revenue streams and a hedge against passenger volumes 2021 2022 2023 2024 2025 2026 2027 2028 2029 GlobalX’s A321 vs. The Competition A321’s are perfectly suited for narrowbody freighter configuration (1) Main Deck Lower Deck Container Volume Equals AAY Containers 3 14 10 7,349 ft +14% A321 17 Ç 3 88‘‘x125‘‘ LD3-45W 208m +55% 3 15 6,473 ft 757-200SF Bulk Only 15 Ç 3 88‘‘x125‘‘ 183 ft 11 + 0.5 3 4,747 ft 737-800SF Bulk Only 11 Ç 11 x 88‘‘x125‘‘ 3 134m 1 x 53‘‘x88‘‘ Source: IATA, Magna Intelligence, BMO Capital Markets. (1) 100% inner container volume, no bulk. 7

Fleet Overview The GlobalX Fleet N276GX N277GX N278GX N279GX N282GX N628VA N281GX Fleet Evolution by Aircraft Type 2022E Fleet Composition 2023E Fleet Composition Cargo Passenger 18% Passenger 50% 82% 11 20 Cargo Aircraft Aircraft 50% 8

Diversified Revenue Streams 2022E Revenue Mix by Charter & Cargo Contracts Charter Cargo Long Term Multi Flight Ad Hoc Cargo Short Term Repeat Business (31%) (40%) (25%) (4%) ▪ Collegiate Tournament & ▪ Meetings & Incentive▪ Contracted Flying for ▪ U.S. Government Fan Travel Established Cargo Operators ▪ Cuba▪ Brokered Flying ▪ Tour & Travel (Seasonal Program) ▪ Tour & Travel 40% of revenue is on long term contracts and 2/3 of contracts are with blue-chip, repeat clients Sample of Current Clients Government Collegiate Sports Tour & Travel Brokers Cargo Actively pursuing additional cargo clients 9

Critical Partner to Growing Client Base YTD June 2022 Revenue by… … Customer … End Market Collegiate Sports Other Customers 7% Customer 1 12% 22% Customers 11-20 Brokers Tour & Travel 14% 65% 28% Customers 6-10 Customers 2-5 13% 39% Key Upcoming Contracts Multi-flight, contract-based business provides predictable recurring revenues Customer Type Status Amount Customer A Cargo Signed 200 minimum hours/month at $5,100 per hour Customer B Cargo Final Negotiation 180 minimum hours at $5,500 per hour Customer C Concert Tour Signed $1.5 million Customer D Concert Tour Signed $1.1 million Customer E TV Crew Signed $1.1 million Customer F College Sports Signed $2.5 million Customer G College Sports Final Negotiation $7.5 million Customer H Seasonal Signed 400 hours Customer I Long-Term Signed 1,200 hours Customer J Passenger Final Negotiation $15.8 million / 4,800 hours Customer K Passenger Final Negotiation 150 hours/month for next 6 months 10

GlobalX Is Poised for Continued Growth Supportive Major Long-term Capitalize on Cargo Market Contracted Contracts Providing Dynamics Revenues Growth and Pent-Up Significant Revenue Passenger Demand Visibility Increased Exposure to Fleet is Expected to Long-term Contracts Reach 50 Aircraft by with High Margins and Ramp of Fleet 2025 Cargo Growth Cashflows Business 11